Exhibit 99.3

Certain Information that may be Disclosed to Prospective Investors in a Private Placement

Forward-Looking Statement Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare’s actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

Investment Highlights

ResCare
Respect and Care

Highly Visible Revenues & Attractive Customer Demographics	➢ Significant recurring revenue from diversified payors ➢ Average ID/DD client service period is over 5 years ➢ Above 90% facility occupancy rates since 1996 ➢ Long waiting lists of individuals needing services
Market Leader	➢ A leading provider of services to people with developmental disabilities and special needs ➢ Largest home care provider based on revenue ➢ Largest one-stop job training operator and second largest Job Corps contractor
Strong Financial Profile	➢ Consistent and predictable free cash flow generation ➢ Historical track record of strong financial performance with 18 consecutive years of revenue growth ➢ Proven ability to operate with leverage ➢ Limited maintenance capital requirements
Diversified Revenues & Attractive Growth Profile	➢ Revenue CAGR in excess of 6% over the past 10 years ➢ Medicaid revenue diversified across states ➢ Growth diversifies into other service and payor types ➢ Organic growth opportunities in Home Care segment ➢ Ancillary revenue from buildout of complementary service offerings (Rest Assured, Education) ➢ Growth through new contract wins
Proven Ability to Identify & Integrate Acquisitions	➢ Over the past 5 years, ResCare has completed an average of 14 acquisitions per year, with a total annual average spend of approximately $55 million ➢ Robust pipeline due to highly fragmented market for ID/DD and Home Care ➢ Acquisition multiple average of 3.0 – 5.0x PF EBITDA
Experienced Management Team	➢ Current management team is responsible for ResCare's demonstrated track record of operating success ➢ Excellent leadership and collaboration with supportive equity sponsor

Experienced and Successful Investor with Relationship Long Standing . Onex is a publicly-traded, diversified corporation . Invests in industry-leading North American businesses across all industries. Approximately $7 billion of equity invested in more than 290 companies . Conservative approach to capitalization and financial management . Focus on partnerships with management teams . Long term investment horizon . The equity investment in ResCare will be made through Onex Partners III LP, an investment fund with funding commitments of $4.3 billion . ResCare represents Onex’ eighth healthcare investment since 2004 . Onex invested $84 million in ResCare in June 2004 for a 25% ownership stake . Onex has been represented on ResCare’s board since its investment . Emphasis on low-leverage, even with tuck-in acquisition strategy; current net leverage of 1.4x 1 . Purchase agreement stipulates maximum of 3.5x pro forma net leverage at acquisition 1 Selected Healthcare Investments 1 Net leverage as of 9/30/10 excluding non-recurring expenses and including full-year impact of acquisitions

ResCare is the nation’s largest and most diverse private provider of human services Respect Care With over 35 years of experience, ResCare is the largest provider of residential and support services to people with intellectual and developmental disabilities (ID/DD) and provides educational and vocational Assisting People to Reach Their Highest Level of Independence training and job placement for people of all ages and skill levels. The Company is also one of the largest providers of home care to the elderly and persons with disabilities . Corporate Headquarters: Louisville, Kentucky . Founded in 1974 . Approximately 46,000 dedicated employees . More than 60,000 persons served daily and over 1.2 million people served annually . Operations in 41 states, Washington, D.C., Canada, Puerto Rico and Europe . LTM 9/30/10 revenue and Adjusted EBITDA of $1,577 million and $108 million, respectively

Mission Statement Respect Care Assisting People to Reach Their Highest Level of Independence We are dedicated and caring people who form a company providing excellent human services that enhance the lives of individuals With efficiency and effectiveness, we strive to provide the highest measurable quality supports for the people and organizations we serve, our employees, our shareholders and our communities We serve with skill, compassion, respect and care

Geographically Diverse Service Offering


AK
WA
MT
OR
ID
NV
CA
UT
CO
AZ
NM
NE
KS
OK
TX
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NJ
DE
MD
Washington, DC
Niagara-on-the-Lake,
Ontario, Canada
HI
PR

International Locations	
▪ Canada	▪ Germany
▪ Netherlands	▪ U.K.

Overall Payor and Business Mix Overall Payor Mix Business Mix 8% 6% 7% 8% 65% 21% 50% 16% Medicaid Other Governmental Department of Labor (Job Corps - Federal) 19% ID/DD Services Home Care Domestic Employment Training Services Private Pay & Other Job Corps International, Education and Pharmacy Diversified across payors and business lines

Diversified Service Offerings Domestic Employment Training Services ID/DD Services Home Care Job Corps We provide home care We provide job training We offer residential, We provide educational to the elderly and developmentally disabled and employment placement assistance to people entering or re-entering the workforce institutional and support services to people with intellectual and developmental disabilities (ID/DD) and vocational skills training to assist disadvantaged youth ages 16-24 LTM revenue = $781mm Gross profit = $82mm LTM revenue = $298mm Gross profit = $21mm LTM revenue = $247mm Gross profit = $17mm LTM revenue = $122mm Gross profit = $8mm Employment Training Services Segment Community Services Segment Community Services Segment Job Corps Segment Note: LTM gross profit excludes non-recurring asset impairment charges and non-recurring legal charges 1 ID/DD Services excludes Pharmacy 2 Home Care excludes Rest Assured

Diversified Service Offerings Residential Youth International Employment Training Services Education We provide foster care, community homes, residential campuses, early intervention, and family preservation We provide job training and placement assistance in the U.K. We provide private and charter schools, career college, on-line school and alternative education LTM revenue = $19mm 13 schools in 7 states 1,000 served LTM revenue = $43mm 11 states 1,000 served LTM revenue = $20mm 8,000 served monthly 16 centers Community Services Segment Other Other

ID/DD Services Operate group homes with supervised residential living for ID/DD clients 150 Core Offices / 2,800 Group Homes 28 States Provide day programs including skills training and supportive employment 19K Individuals Served / 20K Employees Highly Fragmented Market LTM Revenue of $781mm Provide rehabilitation and supportive living for individuals with acquired brain injuries ID/DD: Intermediate Care Facilities (ICF), Medicaid Waiver, Case Management, Work Programs Operating Margins: 10.5% Funded primarily by state Medicaid programs Highly fragmented market: 533,000 served representing ABI: Residential and Outpatient Rehab, Behavior stabilization, Vocational training, Supported living, Education individuals $44 billion in funding

Home Care Provide in-home care and assistance to the elderly and ID/DD populations 33 States Generally non-medical including assistance with daily activities such as cooking, dressing, 190 Branches 18K Employees bathing, and housekeeping Approximately 70% Medicaid and 30% private payor $77B Market 22K Individuals Served funding Reorganization will allow division to focus organic LTM Revenue $298mm on growth Operating Margins: 7.0%

ID/DD Services and Home Care – Risks and Mitigants Risks Mitigants Reduction in rates and services costs Payor obligation to vulnerable population Efficient ResCare model Diversifying into private pay Solutions provider GL/PL and Workers' Comp Quality assurance risk management Insurance coverage Acquisition integration ResCare Quality Way

ID/DD Services and Home Care Reimbursement Environment State budget deficits and increased Medicaid spending have created a difficult reimbursement environment Governors have slashed rates and services without regard to quality of services, with mid-year cuts being more common Rate cuts and elimination of services have impacted residential services, Medicaid-funded home care services, and state-funded workforce and education services Most cuts year-to-date have impacted Home Care; ID/DD services have been more resilient Arizona, North Carolina, and Washington have seen significant rate and service cuts during the last eighteen months Improvement in state fiscal condition generally lags behind initial stages of economic expansion by 18-24 months 2011 expected to be a difficult reimbursement year, although federal aid to Medicaid programs was extended through June 2011 ResCare has been reducing costs at least $0.67 for every dollar of revenue reduction . Smaller providers are beginning to have significant difficulty meeting these challenges providing additional acquisition opportunities

Domestic Employment Training Services Job-training programs funded by the Departments of Labor and Health & Human Services, 23 States administered by states and municipalities job workshops, and DC 180 Contracts ($8K - $33mm) 3,200 Employees Provide vocational assessments, career counseling and job search assistance LTM Served: 1.2mm LTM Revenue of $247mm Operate over 300 career centers, largest in the nation Operating Margins of 7.1%

International Employment Training Services . Growth through new contract wins and leveraging fixed costs . U.K. – Demonstrated ability to win new contracts through Flexible New Deal (FND) contract awards in 2009. While contracts were impacted by the election, expect to successfully bid for new contracts as part of the new Work Programme . Germany and Netherlands – Will maintain a legal presence, but focus will be on U.K.

Job Corps . Second largest Job Corps contractor, with 17 centers in 8 states and Puerto Rico . Operate residential training centers, providing vocational instruction and education to disadvantaged youth ages 16-24 LTM Revenue of $122mm Operating Margins of 6.8% . Low capital requirements 17 Centers in 8 States and PR Serving 5,000 Students $1.7B Market 1,700 Employees

Ancillary Lines of Business Remote Monitoring Pharmacy One of the only pharmacies in the nation to specialize in serving persons with developmental disabilities ResCare provides remote residential monitoring and response services to adults with ID/DD and to seniors who want an alternative 24-live-in Community Services . LTM revenue = $46mm to hour support . LTM revenue = $1mm Community Services Segment Segment

New Operating Segments . During Q3 2010 ResCare announced a reorganization to enhance focus on its long-term strategies: . Increased organic growth . Strategic acquisitions . diversification Revenue . ResCare has developed four distinct lines of business to better deliver on its initiatives of strategic growth and service plans: . ResCare Residential Services • Previously included in Community Services Group • Group home services for ID/DD population; largest core business segment • Includes Pharmacy . ResCare Home Care • Previously included in Community Services Group • Operational breakout improves the opportunity to grow this line of business • Includes Rest Assured . ResCare Workforce Services • Includes the Domestic and International Employment Training Services groups . ResCare Youth Services • Includes Job Corps, Education, and Residential Youth . Reporting under these new segment groups will begin in 2011. Management restructuring is complete

Old And New Segment Alignment Reporting Segments ($ millions) New Reporting Segments ($ millions) Old ID/DD Services 781 Home Care 298 Residential Youth 43 ID/DD Services 781 Pharmacy Alternatives 46 ResCare Residential Services $827 Pharmacy Alternatives 46 Rest Assured 1 Community Services Group $1,169 Home Care 298 Rest Assured 1 ResCare Home Care $299 Domestic Employment Training 247 Employment Training Services $247 Job Corps $122 Domestic Employment Training 247 International Employment Training 20 ResCare Workforce Services $267 Education 19 International Employment Training 20 Other $39 Job Corps 122 Residential Youth 43 Education 19 ResCare Youth Services $184 Total LTM Revenue $1,577 Total LTM Revenue $1,577

ID/DD Market Demographics 4.7 million people with developmental disabilities in U.S. Waiting Lists Residential Services 533,000 >60,000 Family Caregivers 2.8 million Other 1.4 million 25% of family caregivers 60+ years old Source: State of the States in Developmental Disabilities, 2008

U.S. Government Spending Trends $86 $89 $99 $101 $106 $95 Medicaid Long Term Care Spending (CSG Related) ($ billions) $57 $56 $57 $60 $60 $59 $60 $46 $82 Job Corps Spending Employment Training Administration ($ millions) $25 $28 $35 $39 $32 $42 2002 2003 2004 2005 2006 2007 2008 Home & Community - Based Care Institutional Care ($ millions) $9,075 $9,664 $9,517 $9,147 $8,872 $9,102 $9,494 $10,991 Spending (ETS Related) $1,505 $1,541 $1,546 $1,557 $1,578 $1,598 $1,684 $1,701 Source: Department of Labor Budget Reports 2003 2004 2005 2006 2007 2008 2009 2010 2003 2004 2005 2006 2007 2008 2009 2010

Acquisition Summary Acquire Target Operating & G&A Synergies Tuck-In to Existing Operations Higher Margins = Strategy: $250 $250 ($ in millions) Fragmented market of over 10,000 home $117 $127 $100 $150 $200 care providers and 5,000 ID/DD providers $40 $71 $58 $23 $25 $48 $72 $50 $55 $0 $50 $100 Home care acquisitions make up 75% of pipeline 2005 2006 2007 2008 2009 YTD 2010 Capital Deployed Revenue Acquired # of Acquisitions 17 14 10 16 16 10 Pro forma EBITDA multiples range from 3.0x-5.0x

Key Acquisition Growth Highlights Expand existing home care business; continue ID/DD market expansion Branding/marketing efforts to drive home care organic growth Attractive Growth Profile Leverage fixed cost G&A Potential to expand selected service offerings (including Medicare and skilled care) Disciplined Approach to Acquisition Valuation Numerous small tuck-in acquisitions over last several years Average capital deployed per transaction of $6m over last three years Valuation multiples of 3-5x forward EBITDA Apply ResCare Best in Class Practices to Acquisitions Streamlined acquisition integration plan with a proven track record of success Robust employee training plan enables application of Best In Class practices to minimize business interruption upon acquisition and implement significant process improvements ResCare has a strong history of disciplined tuck-in acquisitions

YTD 2010 Results ($ millions) YTD September 2009 YTD September 2010 Revenue $1,192 $1,190 Gross profit1 108 106 % margin 9% 9% Adjusted EBITDA1 86 83% 7% 7% margin 1 Gross profit and Adjusted EBITDA exclude goodwill impairment charge of $66 million, non-recurring legal charges and the Onex transaction costs . Increases in revenue resulting from acquisition growth in Community Services and volume increases in various contracts in Employment Training Services were offset by rate and service cuts in certain states and lost contracts in Job Corps and Other ResCare has completed ten acquisitions during the first nine months of 2010 within Community Services for aggregate consideration of $25 million, which are expected to generate annual revenue of approximately $55 million

Historical Financial Snapshot Income Statement 2005 2006 2007 2008 2009 LTM 09/30/10 Historical financials: 2005 – LTM 9/30/10 ($ millions) Revenue $1,047 $1,302 $1,433 $1,544 $1,579 $1,577 % Growth 8.3% 24.4% 10.1% 7.7% 2.3% n/a Gross Profit1 112 139 141 136 133 131 % Margin 10.7% 10.7% 9.9% 8.8% 8.4% 8.3% Adjusted EBITDA1 81 104 114 125 112 108 % Margin 7.7% 8.0% 7.9% 8.1% 7.1% 6.9% Net Income2 21 37 44 37 (9) (65) Cash Flow Statement Cash Flow from Operations $45 $36 $86 $47 $105 $104 Capital Expenditures 14 17 24 19 16 10 Acquisitions 37 114 72 57 20 24 Balance Sheet Cash & Equivalents $38 $6 $11 $14 $21 $10 PPE, Net 74 76 83 84 81 73 Total Assets 601 730 835 914 845 792 Total Debt3 158 211 225 258 200 159 Stockholders’ Equity 302 351 407 437 434 410 Capitalization $460 $563 $631 $695 $633 $570 1 Gross Profit and Adjusted EBITDA do not include non-recurring legal charges and asset impairment charges 2 Net income includes the effect of goodwill impairment and legal charges 3 Total debt excludes the discount on ResCare’s existing Sr. Unsecured Notes

Adjusted EBITDA reconciliation Year ended Nine months ending September LTM December 31 30 (dollars in thousands) 2005 2006 2007 2008 2009 2009 2010 9/30/10 Net (loss) income $21,222 36,696 $ 43,891 $ 36,560 $(10,292) $31,775 $(23,197) $(65,264) Asset impairment charges - 450 331 313 71,991 - 65,557 137,568 Loss from discontinued operations 3,556 5,313 342 339 - - - - Interest 17,722 18,312 18,518 19,099 16,455 12,475 14,613 18,593 Depreciation / amortization 13,865 17,134 19,789 22,943 26,161 19,658 19,271 25,774 Income tax (benefit) expense 12,480 23,374 24,413 20,822 (3,021) 19,104 636 (21,489) EBITDA 68,845 101,279 107,284 100,076 101,294 83,012 76,900 95,182 Loss on - - - - - - - refinancing 11,914 Share-based compensation 141 2,747 6,621 4,846 4,259 3,413 2,224 3,070 Certain legal charges - - - 20,254 6,526 - 1,500 8,026 Transaction expenses - - - - - - 1,970 1,970 Adjusted EBITDA $80,900 $104,026 $113,905 $125,176 $112,079 $86,425 $82,594 $108,248 Plus: Full-year impact of acquisitions $3,819 Adjusted EBITDA (PF for acquisitions) $112,067

Historical Operating Performance $1433 $1,544 $1,579 $1,577 Revenue ($ millions) $125 Adjusted EBITDA & Margin1 ($ millions) 2005-2009 CAGR: 10.8% $1,047 $1,302 $114 $112 $108 $104 $81 8.0% 7.9% 7.7% 8.1% 7.1% 6.9% 2005 2006 2007 2008 2009 LTM 2010 2005 2006 2007 2008 2009 LTM 2010 $37 $44 $49 $41 $38 Adjusted Net Income1 11.5% 11.7% 11.0% 10.3% 9.6% 11.2% CSG JC ETS Segment EBITDA Margin2 ($ millions) $21 7.1% 7.2% 6.9% 9.6% 7.8% 6.8% 7.1% 2005 2006 2007 2008 2009 LTM 2010 2007 2008 2009 LTM 2010 1 Excludes asset impairment charges and non-recurring legal charges in 2009 and expenses related to Onex acquisition 2 Segment level EBITDA margins include stock-based compensation, which is added back to Adjusted EBITDA

Historical Credit Statistics Debt / Adjusted EBITDA1 Adjusted EBITDA1 / Net Interest3 3.6x 2.0x 2.0x 2.0x 2.1x 1.8x 4.6x 5.7x 6.2x 6.6x 6.8x 3.3x 2005 2006 2007 2008 2009 PF LTM 2 2010 2005 2006 2007 2008 2009 PF LTM 2 2010 Net Debt4 / Adjusted EBITDA1 Debt / Total Capitalization 1.5x 2.0x 1.9x 2.0x 1.6x 34.4% 37.5% 35.6% 37.1% 31.6% 3.5x 62.0% 2005 2006 2007 2008 2009 PF LTM 2 2010 2005 2006 2007 2008 2009 PF LTM 2 2010 1 Adjusted EBITDA does not include non-recurring legal charges and asset impairment charges 2 PF LTM EBITDA is Adjusted EBITDA (PF for Acquisition) and includes $3.8 million for the annualized impact of acquisitions 3 Net Interest includes interest income 4 Net of total cash and short-term investments

ID/DD Services - Financial Snapshot Revenue for the three and nine Revenue $ millions months ended September 30, 2010 increased 1.7% and 2.1% over the same periods in 2009, respectively Acquisition growth drove the $701 $723 $747 $773 $781 increase offset by rate and service level reductions in certain states 2006 2007 2008 2009 LTM 9/30/10 Operating margins were flat quarter over prior year quarter but decreased 40 bps for the year-to-date periods due to increased insurance costs $75 $79 $93 $87 $82 Gross Profit and Margin %1 $ millions 2006 2007 2008 2009 LTM 9/30/10 10.7% 10.9% 12.4% 11.3% 10.5% 1 Excludes non-recurring legal charges and asset impairment

Home Care - Financial Snapshot Revenue . Revenue for the three and nine $184 $259 $274 $295 $298 months ended September 30, 2010 increased 4.3% and 1.5% over the same periods in 2009, respectively . Acquisition growth drove the $ millions 2006 2007 2008 2009 LTM 9/30/10 increase offset by rate and service cuts in certain states . Rate and service level cuts had a significant unfavorable impact, compressing margins by nearly 100 bps year over year $26 $26 $22 $24 $21 Gross Profit and Margin %1 $ millions 9/30/10 14.1% 10.0% 8.0% 8.1% 7.0% 2006 2007 2008 2009 LTM 1 Excludes asset impairment

Domestic Employment Training Services – Financial Snapshot . Revenue for Q3 2010 and YTD 2010 increased Revenue 9.9% and 8.4%, respectively, over the same periods in 2009 $206 $198 $222 $233 $247 $ millions Contribution margin decreased from 8.2% in Q3 2009 to 7.0% in the same period in 2010 due to lower incentive revenue related to the weak employment environment 2006 2007 2008 2009 LTM 9/30/10 $17 $23 $17 $ millions Contribution margin for YTD 2010 of 7.4% in line with the same period in Gross Profit and Margin %1 $14 $16 2006 2007 2008 2009 LTM 9/30/10 2009 7.7% 8.7% 10.2% 6.8% 7.1% 1 Excludes asset impairment

Job Corps – Financial Snapshot Revenue . Revenue for Q3 2010 decreased 9.6% over the same period in 2009 due $160 $164 $164 $146 $122 $ millions primarily to the loss of the Phoenix contract (currently under review) . Revenue for YTD 2010 decreased 2006 2007 2008 2009 LTM 9/30/10 20.6% over 2009 due primarily to the loss of three primary contracts and a contractor status change at another center $11 $12 $12 $10 $8 Gross Profit and Margin % . Remaining contracts are resilient with ResCare being tied for the second highest rated Job Corps contractor $ millions 2006 2007 2008 2009 LTM 9/30/10 Contribution margins YTD 2010 decreased from 7.4% to 7.2% over 10.8% 7.8% 7.0% 6.8% 6.8% the same period in 2009 due primarily to higher general and administrative costs

Financial Policy Overview ResCare has maintained a conservative financial profile historically Both ResCare and Onex remain committed to deleveraging through ResCare’s strong free cash flow generation . The will to Company continue reinvest organically and consider strategic tuck-in acquisitions that will enhance the existing business/service offerings . Maintain adequate liquidity through a combination of cash balance and dry powder under revolver . Continue to manage working capital efficiently . Minimize refinancing risk by maintaining a staggered maturity profile . Company will to keep an mix of fixed vs. floating rate debt

YTD Risk Management Summary Workers’ Compensation No material changes to prior policy years Accruals in line with independent actuarial analysis Settling claims in a more timely manner Emphasis on our back to work programs Improving our safety programs . General and Professional Liability Selk judgment reduced to $15.5 million in February 2010 (still under appeal) Significant case settled in Q3 for $3 million Additional reserve of $1.5 million recorded during Q3 No other claims with significant settlement dollars on the horizon Excess coverage policies in place . Other ordinary course regulatory and legal matters as discussed in public filings Auto Claims paid and accrual provisions in line with budget Health Accruals in line with independent actuarial analysis